Exhibit 25.1

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2) [ ]


                               ------------------


                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

|----------------------------------------------|------------------------------|
|New York                                      |     13-5160382               |
|(State of incorporation                       |     (I.R.S. employer         |
|if not a U.S. national bank)                  |     identification no.)      |
|----------------------------------------------|------------------------------|
|One Wall Street, New York, N.Y.               |     10286                    |
|(Address of principal executive offices)      |     (Zip code)               |
|----------------------------------------------|------------------------------|


                      World Omni Lease Securitization L.P.
               (Exact name of obligor as specified in its charter)

|-------------------------------------------------|---------------------------|
|Delaware                                         |     63-1120743            |
|(State or other jurisdiction of                  |     (I.R.S. employer      |
|incorporation or organization)                   |     identification no.)   |
|-------------------------------------------------|---------------------------|
|6150 Omni Park Drive, Mobile, Alabama            |     36609                 |
|(Address of principal executive offices)         |     (Zip code)            |
|-------------------------------------------------|---------------------------|


                               ------------------

                             Asset Backed Securities
                       (Title of the indenture securities)

1.  General information.  Furnish the following information as to the trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

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                       Name                                                 Address
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
Superintendent of Banks of the State of New York         2 Rector Street, New York, N.Y.  10006, and Albany,
                                                         N.Y.  12203
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Federal Reserve Bank of New York                         33 Liberty Plaza, New York, N.Y.  10045
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Federal Deposit Insurance Corporation                    Washington, D.C.  20429
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New York Clearing House Association                      New York, New York  10005
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

    (b)  Whether it is authorized to exercise corporate trust powers.
         Yes.

2.  Affiliations with the obligor.

    If the obligor is an affiliate of the trustee, describe each such affiliation.
    None.

16. List of Exhibits.

         Exhibits identified in parentheses below, on file with the Commission are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No.
                  33-29637.)

         2. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of conditions of the Trustee published pursuant to law or to the requirements of its supervising or examining authority. (see attached)

                                    SIGNATURE



         Pursuant to the requirements of the act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 29th day of October, 1998.



                                          THE BANK OF NEW YORK



                                          By: /S/ CHERYL L. LASER
                                              ------------------------------
                                              Name:  Cheryl L. Laser
                                              Title: Assistant Vice President

                                                                       Exhibit 7

                  Consolidated Report of Condition of
                         THE BANK OF NEW YORK
                of 48 Wall Street, New York, N.Y. 10286
                And Foreign and Domestic Subsidiaries.

a member of the Federal Reserve System, at the close of business June 30, 1998, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                        Dollar Amounts
ASSETS                                                    in Thousands
Cash and balances due from
    depository institutions:
Noninterest-bearing balances
    and currency and coin...................................$7,301,241
Interest-bearing balances....................................1,385,944
Securities:
    Held-to-maturity securities..............................1,000,737
    Available-for-sale securities............................4,240,655
Federal funds sold and Securities purchased under
    agreements to resell.......................................971,453
Loans and lease financing receivables:
    Loans and leases, net of unearned income...38,788,269
    LESS: Allowance for loan and lease losses.....632,875
    LESS: Allocated transfer risk reserve...............0
    Loans and leases, net of unearned income,
         allowance, and reserve.............................38,155,394
Assets held in trading accounts..............................1,307,562
Premises and fixed assets (including capitalized leases).......670,445
Other real estate owned.........................................13,598
Investments in unconsolidated subsidiaries and
    associated companies.......................................215,024
Customers' liability to this ban
    on acceptances outstanding.................................974,237
Intangible assets............................................1,102,625

Other assets..............................................   1,944,777
                                                           -----------
Total assets...............................................$59,283,692
                                                           ===========
LIABILITIES
Deposits:
in domestic offices........................................$26,930,258
Noninterest-bearing............................11,579,390
Interest-bearing...............................15,350,868
in foreign offices, Edge and Agreement
    subsidiaries, and IBFs..................................16,117,854
Noninterest-bearing...............................187,464
Interest-bearing...............................15,930,390
Federal funds purchased and Securities sold
    under agreement to repurchase............................2,170,238
Demand notes issued to the U.S. Treasury.......................300,000
Trading liabilities..........................................1,310,867
Other borrowed money:
With remaining maturity of one year or less..................2,549,479
With remaining maturity of more than
    one year through three years.....................................0
With remaining maturity of
    more than three years.......................................46,654
Bank's liability on acceptances
    executed and outstanding...................................983,398
Subordinated notes and
    debentures...............................................1,314,000
Other liabilities............................................2,295,520
                                                           -----------
Total liabilities...........................................54,018,268
                                                           ===========
EQUITY CAPITAL
Common stock.................................................1,135,284
Surplus........................................................731,319
Undivided profits and capital reserves.......................3,385,227
Net unrealized holding gains (losses) on available
    for-sale securities.........................................51,233
Cumulative foreign currency
    translation adjustments...................................(37,639)
Total equity capital.........................................5,265,424
Total liabilities and equity capital.......................$59,283,692

     I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                               Robert E. Keilman

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

J. Carter Bacot
Thomas A. Renyl                              Directors
Alan R. Griffith


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